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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 24, 2011


                                NORDSTROM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        WASHINGTON                 001-15059                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)


             1617 SIXTH AVENUE, SEATTLE, WASHINGTON      98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 628-2111


                                  INAPPLICABLE
           (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers.

On August 24, 2011, the Compensation Committee of the Company's Board of Directors amended the Nordstrom Leadership Separation Plan (the "NLSP") to authorize collection of participant indebtedness through the reduction of cash benefits payable under the NLSP. In addition, the NLSP limits the circumstances in which a participant would be eligible for relocation benefits upon separation, and requires repayment of duplicative benefits in the event of reemployment with the Company or an Affiliate during the severance period. A copy of the amendment to the NLSP is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 8.01 Other Events.

On August 25, 2011, Nordstrom, Inc. issued a press release announcing that its Board of Directors had approved a quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Amendment 2011-1 to the Nordstrom Leadership Separation Plan.

99.1 Press release of Nordstrom, Inc., dated August 25, 2011.
































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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ Robert B. Sari
                                                -----------------------
                                                Robert B. Sari
                                                Executive Vice President,
                                                General Counsel and Corporate
                                                Secretary

Dated: August 25, 2011






































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EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION

10.1          Amendment 2011-1 to the Nordstrom Leadership Separation Plan.

99.1          Press release of Nordstrom, Inc., dated August 25, 2011.